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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        December 21, 1998
                                                -------------------------------



                         LAMINATING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-21061                          58-2044990
-----------------------------   ------------------------    --------------------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.
    of incorporation)



               1160 Hightower Trail, Atlanta, Georgia 30350-2910
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                    (Address of principal executive offices)



Registrant's telephone number, including area code         770-518-6010
                                                   ----------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         The Company's common stock, which has been trading under the symbol LAMT, and its class A warrants, which have been trading under the symbol LAMTW, were subject to delisting by Nasdaq due to the Company's failure to meet certain bid price and market capitalization requirements. The Company was notified by Nasdaq on Thursday December 17, 1998 that due to its failure to meet the necessary listing requirements, the Company's securities were delisted from The Nasdaq Stock Market effective with the close of business on Thursday, December 17, 1998.










                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        LAMINATING TECHNOLOGIES, INC.
                                        -----------------------------
                                                  (Registrant)





Date:   December 21, 1998                       /s/    Michael E. Noonan
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                                        Michael E. Noonan, Chairman, President
                                        & Chief Executive Officer